UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012 (November 6, 2012)

ONEBEACON INSURANCE GROUP, LTD.	ONEBEACON U.S. HOLDINGS, INC.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-33128	333-73012-04
(Commission File Number)	(Commission File Number)

98-0503315	52-2272489
(IRS Employer Identification Number)	(IRS Employer Identification Number)

601 Carlson Parkway	601 Carlson Parkway
Minnetonka, Minnesota 55305	Minnetonka, Minnesota 55305
(952) 852-2431	(952) 852-2431
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)	(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                                                Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  OneBeacon Insurance Group, Ltd. (the “Company”) and OneBeacon U.S. Holdings, Inc. (the “Issuer”) disclaim any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company’s press release dated November 6, 2012, announcing that the Issuer intends to commence an offering of senior notes due 2022.  The senior notes will be sold pursuant to the Issuer’s and the Company’s shelf registration statement and the prospectus on file with the Securities and Exchange Commission.  The managing underwriters and joint book-running managers for the transaction are Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Securities (USA) Inc. The Company intends to use the proceeds of the offering, plus cash on hand and cash from short-term investments, to redeem all of the Issuer’s outstanding 5.875% Senior Notes due 2013.

Item 9.01.                                                                Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

25.3

The Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of the The Bank of New York Mellon Trust Company, N.A. under the OneBeacon U.S. Holdings, Inc. Senior Indenture (hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-174867) originally filed with the Securities and Exchange Commission on June 13, 2011).

99.1	Press Release dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.
ONEBEACON U.S. HOLDINGS, INC.

	By:	/s/ Paul H. McDonough
		Name:	Paul H. McDonough
		Title:	Chief Financial Officer

Date: November 6, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

25.3

The Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of the The Bank of New York Mellon Trust Company, N.A. under the OneBeacon U.S. Holdings, Inc. Senior Indenture (hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-174867) originally filed with the Securities and Exchange Commission on June 13, 2011).

99.1	Press Release dated November 6, 2012.